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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2004


                       Citigroup Mortgage Loan Trust Inc.
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             (Exact name of registrant as specified in its charter)
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           Delaware                   333-107958             01-0791848
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(State or Other Jurisdiction of      (Commission          (I.R.S. Employer
        Incorporation)               File Number)      Identification Number)

         390 Greenwich Street
          New York, New York                            10013
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Registrant's telephone number, including area code: (212) 816-6000
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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

         On April 12, 2004, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-CB3, C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the "Depositor"), Credit- Based Asset Servicing and Securitization LLC (the "Seller"), Litton Loan Servicing LP (the "Servicer") and U.S. Bank National Association (the "Trustee"). The Certificates consist of fifteen classes of certificates (collectively, the "Certificates"), designated as the "Class AV-1 Certificates," the "Class AV-2 Certificates," the "Class AV-3 Certificates," the "Class AV-4 Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class X Certificates," the "Class N Certificates," the "Class R Certificates" and the "Class R-X Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $392,984,365.00 as of March 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 8, 2004, between the Seller and the Depositor. The Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, a portion of the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates were sold by the Depositor to Citigroup Global Markets Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated April 8, 2004 (the "Underwriting Agreement") among the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                      INITIAL CERTIFICATE
    CLASS             PRINCIPAL BALANCE(1)                 PASS-THROUGH RATE
-------------- ----------------------------------  ----------------------------
AV-1                    $237,294,000.00                         Variable
AV-2                    $ 37,416,000.00                         Variable
AV-3                    $ 34,168,000.00                         Variable
AV-4                     $ 9,242,000.00                         Variable
M-1                     $ 23,579,000.00                         Variable
M-2                     $ 19,650,000.00                         Variable
M-3                      $ 6,877,000.00                         Variable
B-1                      $ 5,895,000.00                         Variable
B-2                      $ 4,912,000.00                         Variable
B-3                      $ 4,912,000.00                         Variable
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B-4                      $4,913,000.00                          Variable
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X                             N/A                               Variable
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R                   100% percentage interest                      N/A
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R-X                 100% percentage interest                      N/A
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N                        $23,750,000.00                     10.00% per annum
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         The Certificates, other than the Class B-4 Certificates, the Class N
Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 8, 2004, and the Prospectus Supplement, dated February 9, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4 Certificates, the Class N Certificates, the Class X Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


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     EXHIBIT NO.                                 DESCRIPTION
     -----------                                 -----------
         4.1           Pooling and Servicing Agreement, dated as of March
                       1, 2004, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP as Servicer and U.S. Bank National Association as Trustee relating to the Series 2004- CB3 Certificates.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 12, 2004


                                        CITIGROUP MORTGAGE LOAN TRUST INC.


                                        By:  /s/ Matthew Bollo
                                            -----------------------------------
                                        Name:    Matthew Bollo
                                        Title:   Assistant Vice President






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                                INDEX TO EXHIBITS




                                                                Sequentially
Exhibit No.      Description                                    Numbered Page
-----------      -----------                                    -------------
    4.1          Pooling and Servicing Agreement,                     7
                 dated as of March 1, 2004, by and
                 among Citigroup Mortgage Loan Trust,
                 Inc. as Depositor, Credit-Based
                 Asset Servicing and Securitization
                 LLC, as Seller, Litton Loan
                 Servicing LP as Servicer and U.S.
                 Bank National Association as Trustee
                 relating to the Series 2004-CB3
                 Certificates.